Exhibit 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

     Employment Agreement, dated as of and effective June 19, 2007, and between ATC HEALTHCARE INC., a Delaware Corporation ("ATC" or the "Corporation"), and David Kimbell who resides at 11440 Robert Stephens Drive, Fairfax Station, VA 22039 (Executive").

     WHEREAS, ATC wishes to secure the services of the Executive on the terms and conditions set forth below;

     AND WHEREAS, the Executive is willing to accept employment with ATC on such terms and conditions.

     NOW, THEREFORE, in consideration of their mutual promises and other adequate consideration, ATC and the Executive do hereby agree as follows:

     1. EMPLOYMENT. ATC will employ the Executive as Senior Vice President, Chief Financial Officer (CFO) and Treasurer, in accordance with the terms and provisions of this Agreement.

     2. DUTIES. The Executive shall be responsible for the management of all aspects of the financial functions and related responsibilities of ATC. The Executive shall report directly to the Chief Executive Officer or such other Senior Executive of the Corporation and/or the Board of Directors. The Executive shall devote his full business time, attention and skill to the performance of his duties hereunder and to the advancement of the business and interests of ATC.

     3. TERM. This Agreement shall be effective June 19, 2007, and shall remain in effect until June 18, 2010, unless terminated earlier pursuant to the terms hereof. This Agreement shall automatically renew for an additional Term of one year unless either party notifies the other that it does not intend to renew this Agreement within 60 days prior to its expiration.

     4. COMPENSATION.

          a) Salary. The Executive shall be paid a salary of $230,000 per annum during the period ending June 18, 2008 payable in the same frequency as provided to other Executives of ATC. The Executive's salary will be increased by ATC on June 19, 2008 to $240,350. The Executive's salary will be increased on June 19, 2009 to $251,165 per annum.

          b) Bonus. Executive shall be entitled to participate in any bonus program, which the Corporation may make available to its senior executive employees. Executive shall be entitled to participate in such program(s) so long as Executive serves as an employee of the Corporation, subject to the terms and conditions of any such program as the then current policies and procedures of the Corporation

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          c)  Benefits.   The  Executive   shall  be  eligible  to  receive  and
          participate in all health, medical or other insurance benefits that ATC provides or makes available to its executive employees. The Executive may enroll in the ATC health program effective upon the first date of employment.

          d) Expenses. ATC shall reimburse the Executive for all reasonable and necessary expenses, including professional dues associated with belonging to the Virginia Board of Accounting, the American Institute of Certified Public Accountants and CPE credits to maintain Licensure, upon submission by the Executive of receipts, accounts or such other documents reasonably requested by ATC.

          e) Car Allowance. The Executive will be paid a car allowance of $650 per month.

          f) Vacation. The Executive shall be entitled to twenty-four (24) business days of paid time off (in addition to holidays recognized by the Company) during each twelve-month period of employment during the term.

          g) Travel Allowance. From June through November 2007, Executive will be paid a $900 per month travel allowance for travel to and from Virginia.

     5. TERMINATION: RIGHTS AND OBLIGATIONS UPON TERMINATION.

          a) If the Executive dies during the Term, then the Executive's employment under this Agreement shall terminate. In such event, the Executive's estate shall be entitled only to compensation and expenses accrued and unpaid as at the date of the Executive's death. The Estate shall have a period of three (3) months from the date of termination to exercise any stock options that had vested prior to the death of the Executive.

          b) If, as a result of the Executive's incapacity due to physical or mental illness, whether or not job related, the Executive is absent from his duties hereunder for 60 consecutive business days during the Term or for such longer period of time as is the eligibility period for long term disability benefits under any long-term disability policy maintained or arranged by the Corporation for Executives of the Corporation the Corporation may terminate Executive's employment under this Agreement by written notice. In such event, the Executive shall be entitled only to compensation and expenses accrued and unpaid as at the date of termination of the Executive's employment.

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          c) The  Corporation  shall have the right to terminate the Executive's employment under this Agreement for Cause. For purposes of the Agreement, the Corporation shall have "Cause" to terminate the Executive's employment if (i) the Executive assigns, pledges, or otherwise disposes of his rights and obligations under this Agreement, or attempts to do the same without the prior written consent of the Corporation; or (ii) the Executive deliberately or intentionally fails to fulfill his obligations under this Agreement or has materially breached any of the terms or conditions hereof and, fails to cure such failure or breach within thirty (30) days after receiving written notice from the Corporation thereof; (iii) Executive has engaged in willful misconduct or has acted in bad faith in the performance of his duties under this Agreement that has had a materially adverse effect on the Corporation or its financial performance; or (iv) the Executive has breached Section 7 of this Agreement; or (v) the Executive has committed or been convicted of a felony or has committed embezzlement or a theft of funds or assets of the Corporation. If the Corporation terminates this Agreement for Cause, the Corporation's obligations hereunder shall cease, except for the Corporation's obligation to pay the Executive the compensation and expenses accrued and unpaid as of the date of termination in accordance with the provisions hereof. Notwithstanding the foregoing, for a period of one year after a Change of Control, as defined below, the term Cause shall solely mean an event described in clauses (i), (ii), (iv) or (v) of the immediately preceding sentence.

          d) In the event that at any time Executive resigns for Good Reason or is discharged other than for Cause as defined above or in the event that at any time after a Change of Control (as defined below) but prior to the end of one (1) year after such Change of Control, the Executive is discharged for any reason other than for Cause (as defined above) or resigns for any reason (other than due to termination for Cause), the Executive, in addition to receiving any compensation and expenses accrued and unpaid as at the date of termination of the Executive's employment, shall begin to receive upon discharge or resignation a severance payment equal to one (1) year's salary at the same rate of pay in effect at the date of the Change of Control to be paid in weekly installments for the one (1) year period following such discharge or resignation. In addition, Executive shall receive (i) benefits as if he continued to be employed for the period of the severance payment and (ii) Executive's bonus for the period covered by the severance payment calculated on a prorated basis as of the date or discharge or resignation. In the event that any time after a Change of Control (as defined below) but prior to the end of one (1) year after such Change of Control, the Executive is discharged for any reason other than for Cause (as defined above) or resigns for any reason (other than due to termination for Cause), all Stock Options and Incentive Compensation earned shall immediately accelerate and become 100% vested. The Executive will have a period of three (3) months from the date of termination to exercise such stock options. Anything contained herein to the contrary notwithstanding, a "Change of Control" shall be deemed to occur when a person, corporation, partnership, association, entity or group (as defined for purposes of the Securities Exchange Act of 1934, as amended) (x) directly or indirectly acquires a majority of the outstanding voting securities of ATC Healthcare Inc., a Delaware corporation, including as the result of a merger or consolidation or other form of reorganization or recapitalization, or (y) acquires securities bearing a majority of voting power with respect to election of directors of ATC, including as the result of a merger or consolidation or other form of reorganization or recapitalization, or (z) acquires all or substantially all of ATC's assets or the assets of its direct or indirect subsidiaries if those assets are substantially all of the assets of the business conducted by ATC and its subsidiaries taken as a whole. "Good Reason" shall mean (i) any material reduction in Executive's duties, titles or responsibilities, (ii) the required relocation of Executive from the greater New York area, or (iii) any breach of section 4 of this Agreement by the Corporation unless such breach is cured within fifteen (15) days of written notice of the breach by Executive.

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          e)  Notwithstanding  anything to the contrary  contained  herein,  all payments owed to the Executive upon termination of this Agreement shall be subject to offset by the Corporation for amounts owed to the Corporation by the Executive hereunder or otherwise.

          f) Notwithstanding anything to the contrary contained herein, there shall be no requirement on the part of Executive to seek other employment or otherwise mitigate damages in order to be entitled to the full amount of any payments and benefits to which Executive is entitled under this Agreement or as the result of any breach of this Agreement. However, in the event Executive obtains other employment during all or a portion of the period during which Executive is to receive such payments and benefits, the amount of the payments and benefits to which Executive is entitled under this Agreement during the period of the other employment shall be reduced [but not to an amount that is less than zero (0)] by the amount of the base salary and equivalent benefits received by Executive from the other employment during that period.

          g) The obligations of the Corporation and the Executive pursuant to this Section 5 shall survive the termination of this Agreement.

     6. NOTICES. Any written notice permitted or required under this Agreement shall be deemed sufficient when hand delivered or posted by certified or registered mail, postage prepaid, and addressed to:

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                        If  to Staff Builders:
                        ----------------------

                        ATC Healthcare, Inc.
                        1983 Marcus Avenue
                        Lake Success, New York 11042
                        Attention: David Savitsky

                                  or

                        If to the Executive:
                        --------------------

                        David Kimbell
                        11440 Robert Stephens Drive
                        Fairfax Station, VA  22039

     Either party may, in accordance with the provisions of this Section, give written notice of a change of address, in which event all such notices and requests shall thereafter be given as above provided at such changed address.

     7. CONFIDENTIALITY OBLIGATIONS; NON-COMPETITION BY EXECUTIVE

          a) The Executive  acknowledges  that in the course of  performing  his duties hereunder, he will be made privy to confidential and proprietary information. The Executive covenants and agrees that during the term of this Agreement and at any time after the termination of this Agreement, he will not directly or indirectly, for his own account or as an employee, officer, director, partner, joint venturer, shareholder, investor, or otherwise, disclose to others or use for his own benefit or cause or induce others to do the same, any proprietary or confidential information or trade secrets of ATC, including but not limited to, any confidential information concerning the business of ATC.

          b) The Executive agrees that, during the term hereof and for one (1) year following the termination hereof, he will not, within the United States (i) compete, directly or indirectly, for his own account or as an employee, officer, director, partner, joint venturer, shareholder, investor, or otherwise, with the supplemental staffing and permanent placement business conducted by ATC during the term of this Agreement; or (ii) be employed by, work for, advise, consult with, serve or assist in any way, directly or indirectly, any person or entity whose business competes with the supplemental staffing or permanent placement business conducted by ATC during the term of this Agreement, or (iii) directly or indirectly solicit, recruit or hire any employee of ATC to leave the employ of ATC; or (iv) solicit any client or customer of ATC to terminate or modify its business relationship with ATC Notwithstanding the foregoing, Executive's ownership of less than five (5%) of the outstanding stock of any publicly-traded company shall not be deemed to violate this subsection.

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          c) The  foregoing  restrictions  on the  Executive  set  forth in this
          Section 7 shall be operative for the benefit of ATC and of any business owned or controlled by ATC during the term of this Agreement, or any successor or assign of any of the foregoing.

          d) Executive acknowledges that the restricted period of time and geographical area specified in this Section 7 is reasonable, in view of the nature of the business in which ATC is engaged and the Executive's knowledge of ATCs' business. Notwithstanding anything herein to the contrary, if the period of time or the geographical area specified in this Section 7 should be determined to be unreasonable in a judicial proceeding, then the period of time and territory of the restriction shall be reduced so that this Agreement may be enforced in such area and during such period of time as shall be determined to be reasonable.

          e) The parties acknowledge that any breach of this Section 7 will cause ATC irreparable harm for which there is no adequate remedy at law, and as a result of this, ATC shall be entitled to the issuance of an injunction, restraining order or other equitable relief in favor of ATC restraining Executive from committing or continuing any such violation. Any right to obtain an injunction, restraining order or other equitable relief hereunder shall not be deemed a waiver of any right to assert any other remedy ATC may have at law or in equity.

          f) For purposes of this Section 7, the term "ATC" shall refer to the Corporation and all of its parents, subsidiaries and affiliated corporations during the term of this Agreement.

     8. ARBITRATION. Any controversy, dispute or claim arising out of or relating to this Agreement, or the breach hereof, shall be resolved by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association through its New York, New York office, and the hearing of such dispute will be held in New York, New York. The decision of the arbitrator(s) will be final and binding on all parties to the arbitration and said decision may be filed as a final judgment in any court. The prevailing party in any arbitration shall be entitled to recover its reasonable attorney' fees and costs from the other party or parties. Notwithstanding the foregoing, nothing contained in this Agreement shall limit a party's right to seek specific performance of any term or provision of this Agreement to the extent permitted by applicable law.

     9. HANDBOOK Group Insurance Program Booklet. The Executive acknowledges receipt of ATC Employee Handbook and Group Insurance Program Booklet (together, "the Handbook"). The terms of the Handbook are incorporated herein by reference.

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     10. STOCK OPTIONS.  The Executive will be granted stock options to purchase
400,000 shares of AHN, which will be issued at the closing price of ATC's stock on the effective day of this Agreement and vest over three (3) years in accordance with the terms of an Option Agreement between the Executive and the Corporation, a copy of which is attached. Vesting will occur as follows: 125,000 shares will vest one (1) year from the effective date; 125,000 shares will vest two (2) years from the effective date; and 150,000 shares will vest three (3) years from the effective date.

     11. INDEMNIFICATION AND INSURANCE. In the event that during or after the term of this Agreement, Executive is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative ("proceeding"), by reason of the fact that he is or was an officer, employee or agent of the Corporation or acting in such capacity, Executive shall be indemnified and held harmless by the Corporation to the fullest extent authorized by applicable law and the Corporation's Bylaws, it being agreed that such indemnification, including the obligation to advance expenses, shall be mandatory, subject to applicable law. The Corporation agrees, that it will maintain Directors and Officers Insurance during the term of this Agreement and for a period of three (3) years thereafter covering Executive and the other officers and managers of the Corporation in an amount that is generally in effect at other similar public companies.

     12. BINDING EFFECT. This agreement shall bind and inure to the benefit of ATC, its successors and assigns and shall inure to the benefit of, and be binding upon, the Executive, his heirs, executors and legal representatives.

     13. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision, or any part thereof.

     14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, of the parties.

     16. MODIFICATION, TERMINATION OR WAIVER. This Agreement may only be amended or modified by a written instrument executed by the parties hereto. The failure of any party at any time to require performance of any provision of this Agreement shall in no manner affect the right of such party at a later time to enforce the same.

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     IN WITNESS  WHEREOF,  ATC and the Executive  have executed this  Employment
Agreement as of the date first above written. ATC Healthcare, INC.

Date: _________________________     By:___________________________________
                                               David Savitsky, CEO



Date: _________________________     By:___________________________________
                                                  David Kimbell


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